SCHEDULE 14C
                  Information Required in Information Statement

Reg. 240.14c-101.

                           SCHEDULE 14C INFORMATION
Information Statement Pursuant to Section 14(c) of the Securities Exchange Act
                            of 1934 (Amendment No.)

Check the appropriate box:

          Preliminary Information Statement
          Confidential, for Use of the Commission Only (as permitted by Rule
           14c-5(d)(2))
       X  Definitive Information Statement

          ______________Real Silk Investments, Incorporated___________________
                   (Name of Registrant As Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

       X  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14c-5(g).
          Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

       1.  Title of each class of securities to which transaction applies:
            ___________________________________________________________________

       2.  Aggregate number of securities to which transaction applies:
           ____________________________________________________________________

       3. Per unit price or other underlying value of transaction computed pursuant to Exhange Act Rule 0-11. (Set forth the amount on which the filing fee is calcualted and state how it was determined).
           ____________________________________________________________________

       4.  Proposed maximum aggregate value of transaction:
           ____________________________________________________________________

       5.  Total fee paid:
           ____________$125.___________________________________________________

          Fee paid previously with preliminary materials.
          Check box if any part of the fee is offset as provided by Exchange Act
           Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

       1.  Amount Previously Paid:
           ____________________________________________________________________

       2.  Form, Schedule or Registration Statement No.:
           ____________________________________________________________________

       3.  Filing Party:
           ____________________________________________________________________

       4.  Date Filed:
           ____________________________________________________________________




                          NOTICE OF ANNUAL MEETING

                                April 18, 1997


To The Stockholders of Real Silk Investments, Incorporated:


       NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of Real Silk Investments, Incorporated (the "Company") will be held at NBD Bank, N.A., 5th Floor Terrace Room, Section C, One Indiana Square, Indianapolis, Indiana at 10:00 A.M., Eastern Standard Time, on Monday, May 12, 1997, for the following purposes:

       1. To elect a Board of seven Directors to serve during the ensuing year and until their successors shall be duly elected and qualified.

       2. To ratify or reject the selection, by a majority of those members of the Board of Directors who were not "interested persons" of the Company, of KPMG Peat Marwick LLP, to serve as independent auditors of the Company for the year 1997.

       3. To take action upon such other business as may properly come before this meeting or any adjournment thereof.



       Only Common Stockholders of record at the close of business April 7, 1997 are entitled to notice of and to vote at the Annual Meeting.

       WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

       By order of the Board of Directors.



                                ___________________________
                                Lorretta A. Cox
                                Secretary




INFORMATION STATEMENT

REAL SILK INVESTMENTS, INCORPORATED


Principal Executive Office of Real Silk Investments, Inc. (the "Company"):


                      Real Silk Investments, Incorporated
                      445 N. Pennsylvania St., Suite 500
                          Indianapolis, Indiana 46204


  WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


                Voting Securities and Principal Holders Thereof


   There are issued and outstanding 164,683 shares of $5 Par Value Common Stock, the only class of voting securities of the Company.

   Stockholders of record at the close of business April 7, 1997, are entitled to notice of and to vote at the Annual Meeting. This Information Statement is first being sent to the stockholders on April 18, 1997.

   The following table sets forth certain information with regard to persons known to the management of the Company to have beneficial ownership of more than 5% of Real Silk Investments, Incorporated, outstanding stock:


                 Name and Address            Amount and Nature        Percent
Title of         of Beneficial               of Beneficial            of
Class            Owner                       Ownership                Class  (1)

$5 Par Value     A Group Composed of
Common             Daniel R. Efroymson
                   Mary Ann Stein
                   Moriah Fund, Inc.
                   445 N. Pennsylvania St.
                   Indianapolis, Indiana       129,722 (2)           78.8

$5 Par Value     First Chicago NBD Corp.
Common             Chicago,  Illinois           59,227 (3)           36.0

Note (1):  Some of the shares reported in footnotes 2 and 3 are held in accounts of which more than one reporting person has beneficial ownership. These shares are reported as beneficially owned by each such reporting person under the "shared" categories resulting in the total shares reported in those categories exceeding the actual number of shares involved.

Note (2):  Management is advised that Moriah Fund, Inc. and Daniel R.
           Efroymson exercise sole dispositive and voting power with respect to 77,000 and 5,233 shares, respectively, and that Daniel R. Efroymson and Mary Ann Stein exercise shared voting and disposiive power with respect to 47,489 and 6,905 shares, respectively, according to a Schedule 13-G dated February 12, 1997.

Note (3):  Management is advised that First Chicago NBD Corp. exercises sole voting and dispositive power over 7,188 shares and shared voting and dispositive power with respect to 52,039 shares, according to a Schedule 13-G dated February 4, 1997.


   The following table sets forth certain information as of April 7, 1997, with respect to the beneficial ownership of the outstanding common stock of Real Silk Investments, Incorporated, by persons named therein who are directors who will continue in office, and by all directors and officers as a group as reported by each person.

                                                                       Percent
Title of         Name of                  Amount and Nature             of
Class            Beneficial Owner         of Beneficial Ownership       Class
$5 Par Value
Common Stock    Daniel R. Efroymson             52,722 (4)              32.0
                Loralei M. Efroymson             5,068                   3.l
                Herbert D. Falender              l,488                    .9
                Mary Ann Stein                   6,905                   4.2
                Norman C. Kleifgen, Jr.            -                      -
                Terry W. Bowmaster                 -                      -
                Samuel L. Odle                     -                      -
                Directors and Officers
                as a Group (11 in number)       54,210                  32.9


Note (4): The 52,722 shares reported by Daniel R. Efroymson includes 5,068 shares reported by Loralei M. Efroymson, and 6,905 shares reported by Mary Ann Stein. Of the 52,722 shares reported, Daniel R. Efroymson has sole voting and investment power with respect to 5,233 shares and shared voting and investment power with respect to 47,489 shares.

                       Directors and Executive Officers

Directors to be elected for the ensuing year and until their successors shall be duly elected and qualified:

DANIEL R. EFROYMSON*, 55, Director since 1983
       President and Treasurer of Company (1989 to present); First Vice President of Moriah Fund, Inc. (1993 to present); Vice President of Moriah Fund, Inc. (1986 to 1993); Secretary and Treasurer of Moriah Fund, Inc. (1985 to present); Managing Partner, SEE Investors; Director of Lincoln National Corporation; and Director of NBD Bank, N.A. (Indiana).

LORALEI M. EFROYMSON*, 55, Director since 1989
       Vice President of Company (1989 to present); Second Vice President of Moriah Fund, Inc. (1993 to present); Assistant Vice President of Moriah Fund, Inc. (1989 to 1993); Partner, SEE Investors.

HERBERT D. FALENDER*, 80,  Director since 1969
       Retired, President of Falender Iron & Metal Corporation.

NORMAN C. KLEIFGEN, JR., 60, Director since 1987
       First Vice President, NBD Bank, N.A. (1994 to present); First Vice President and Trust Officer of NBD Bank, N.A. (1994); Vice President and Trust Officer of NBD Bank, N.A. (1982 to 1994).

TERRY W. BOWMASTER, 50, Director since 1993
       Senior Vice President for Finance and Administration, Butler University (1992 to present); Vice President of Finance, University of Hartford (1989 to 1991).

MARY ANN STEIN*, 53, Director since 1994
       President of Moriah Fund, Inc. (1989 to present); Partner, SEE Investors.

SAMUEL L. ODLE, 47,  Director since 1995
       Senior Vice President/Chief Operating Officer - Methodist/IU/Riley Hospitals (l996 to Present);Chief Operating Officer - Clinical Services, Methodist Hospital of Indiana, Inc. (1994 to 1996); Senior Vice President, Hospital Operations, Methodist Hospital of Indiana, Inc. (1986 to 1994).

*Daniel R. Efroymson, Loralei M. Efroymson, and Mary Ann Stein are "interested persons" because they are officers of, and Daniel R. Efroymson and Mary Ann Stein are also directors of, Moriah Fund, Inc., which holds more than 5% of the outstanding shares of the Company. Loralei M. Efroymson is the spouse of Daniel R. Efroymson. Mary Ann Stein is the sister of Daniel R. Efroymson. Herbert D. Falender is the uncle of Daniel R. Efroymson and Mary Ann Stein.

   The Board of Directors of the Company held three regularly scheduled meetings during 1996. The Board does not have a standing audit, nominating or compensation committee. All directors attended in excess of 75% of the total number of meetings of the Board of Directors of the Company held during the time he or she was a director, except that Mary Ann Stein and Samuel L. Odle each attended two of the three meetings held. All directors who are not employees of the Company are paid an annual retainer of $1,000, payable in quarterly installments of $250, and an attendance fee of $300 for each Board of Directors meeting attended.


                            Executive Compensation



Name of Person        Aggregate         Pension or    Estimated        Total
Position              Compensation      Retirement   Annual        Compensation
                      from Company      Benefits     Benefits      From Company
                      (5)               Accrued as    (7)
                                        Part of
                                        Fund
                                        Expenses
                                        (6)
Herbert D. Falender
Director               $1,900           N/A              N/A            $1,900

Norman C. Kleifgen, Jr.
Director               $1,900           N/A              N/A            $1,900

Terry W. Bowmaster
Director                $1,900          N/A              N/A            $1,900

Mary Ann Stein
Director                $1,600          N/A              N/A            $1,600

Samuel L. Odle
Director                $1,600          N/A              N/A            $1,600

Daniel R. Efroymson (8)
President and Treasurer
Director                  N/A                         See Note 7

Loralei M. Efroymson (8)
Vice President
Director                  N/A                         See Note 7

All Directors and
Executive Officers
(11 Persons)          $111,193         $5,115         See Note 7      $116,308


Note (5): No officer of Company receives compensation in excess of $60,000 per year and officer compensation is therefore not separately disclosed.

Note (6): Pursuant to the Company's Defined Contribution Retirement Plan, an aggregate total of $5,115 was paid to the Trustee of the Plan for the calendar year 1996, on behalf of all officers. That sum is not included in the Aggregate Remuneration of all Directors and Officers but is included in Total Compensation From Company. Directors who are not officers are not eligible for the Plan.

Note (7): As a Defined Contribution Plan, estimated annual benefits are not readily calculable.

Note (8): Director of Company who is also an officer and therefore does not receive compensation in capacity of a director.










                             Independent Auditors

   KPMG Peat Marwick LLP ("Peat Marwick"), were the Independent Auditors of the Company beginning with the year 1995 and are being recommended to the stockholders for ratification for the current year.

   Representatives of the Independent Auditors are expected to attend the Annual Meeting of Stockholders with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions by the stockholders.



                               Voting Procedures

   An affirmative vote of a majority of the shares present at the meeting is required for approval of matters presented. Each eligible share is entitled to one vote.




                      Submission of Stockholder Proposals


   Stockholder proposals to be presented at the 1998 Annual Meeting of Stockholders must be received by the Company at its principal office on or before December 31, 1997, to be considered for inclusion in the Company's Information Statement for that meeting.